1 Exhibit 99.1 Investor Presentation June 1, 2023 Rob Saltiel President & CEO Kelly Youngblood Executive Vice President & CFO

2 Forward Looking Statements Non-GAAP Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the In this presentation, the company is providing certain non-GAAP financial measures. These Securities Act and Section 21E of the Exchange Act. Words such as “will,” “expect,” “look forward,” are not measures of financial performance calculated in accordance with U.S. Generally “guidance,” “targeted”, “goals”, and similar expressions are intended to identify forward-looking Accepted Accounting Principles (GAAP) and should not be considered as alternatives. The statements. Statements about the company’s business, including its strategy, its industry, the following GAAP measures have the following non-GAAP measures presented and derived company’s future profitability, the company’s guidance on its sales, Adjusted EBITDA, Adjusted Net from the respective GAAP measures: Income, Adjusted Diluted EPS, Adjusted SG&A, Gross Profit, Gross Profit percentage, Adjusted • Net Income (adjusted EBITDA) Gross Profit, Adjusted Gross Profit percentage, Net Debt, Tax Rate, Capital Expenditures and Cash from Operations, Free Cash Flow, Free Cash Flow after Dividends, growth in the company’s various • Net Income margin (adjusted EBITDA margin) markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on • Gross profit (Adjusted Gross Profit) management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward- • Gross profit percentage (Adjusted Gross Profit percentage) looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the• Net Income (adjusted Net Income) factors described in the company’s SEC filings that may cause our actual results and performance to • Diluted Earnings per Share (adjusted diluted EPS) be materially different from any future results or performance expressed or implied by these forward- looking statements, including the company’s Current Report on Form 8-K dated February 13, 2023. • Selling, general and administrative expense (adjusted SG&A) For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, • Net cash provided by operations (free cash flow and free cash flow after dividends) which are available on the SEC’s website at www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor • Long-term debt, net (Net Debt) Relations page of our website at www.mrcglobal.com. Undue reliance should not be placed on the company’s forward-looking statements. Although forward-• Return on Invested Capital (ROIC), Adjusted for LIFO looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward- They should be viewed in addition to, and not as a substitute for, analysis of our results looking statements because they involve known and unknown risks, uncertainties and other factors, reported in accordance with GAAP. Management believes that these non-GAAP financial which may cause the company’s actual results, performance or achievements or future events to differ measures provide investors a view to measures similar to those used in evaluating our materially from anticipated future results, performance or achievements or future events expressed or compliance with certain financial covenants under our credit facilities and provide meaningful implied by such forward-looking statements. The company undertakes no obligation to publicly update comparisons between current and prior year period results. They are also used as a metric to or revise any forward-looking statement, whether as a result of new information, future events, determine certain components of performance-based compensation. They are not necessarily changed circumstances or otherwise, except to the extent required by law. indicative of future results of operations that may be obtained by the company.

3 MRC Global A Compelling Investment Opportunity Leading global distributor of industrial products, services and supply solutions Diversified portfolio with long-term growth drivers in all end-market sectors Rapidly improving financial performance and returns on invested capital Solid balance sheet with flexibility for future growth Sustainability principles embedded in organizational values and product offerings

1Q23 Investor Presentation
MRC Global 4

Leading Global Distributor of Industrial Products, Services & Supply Solutions

Integral Supply Chain Partner to Customers and Suppliers

TTM Revenue by Region


84%
United States
5%
Canada
11%
International


AK
North America
Nisku, AB
Bakersfield, CA
Munster, IN
Pittsburgh, PA
Odessa, TX
La Porte, TX
Houston, TX
Valve Engineering & Modification Center


EMEA
Stavanger, NO
Bradford, UK
Rotterdam, NL
Dubai, UAE


APAC
Singapore
Perth, WA
Brisbane, QLD

Global Footprint

13	Regional Distribution Centers
26	Valve & Engineering Centers
110	Service Centers
	Headquarters
15	→ Countries
~2,800	→ Employees

Current as of March 31, 2023

1Q23 Investor Presentation 5 Market-Leading Expertise in Industrial Products, Services and Supply Solutions Scalable Capabilities in Projects, Maintenance and Turnarounds across Multiple End-Market Sectors • Industrial Infrastructure Products: • Flow-control equipment (valves and pipe) including low-emission valves that control pollution • Measurement and instrumentation • Gas meters and polyethylene pipe • Value-added Services: TM • Valve actuation, modification and ValidTorque • Complete engineering documentation (CAD drawings) • Testing services (e.g., hydrostatic testing, weld x-rays) • Steam system surveys and audits • On-site product assistance, training and demonstrations • Quality Assurance Program – Approved Manufacturers List Qualification & Supplier Audits – Minimize quality issues and promote customer loyalty • Integrated Supply Solutions – Complete inventory management services including warehouse and logistics solutions, stock replenishment and product rationalization

1Q23 Investor Presentation 6 Highly Diversified Portfolio with a Stable Customer Base Across End-Markets, Geographies and Products Stainless Steel & Alloy Pipe, Fittings & Flanges Production, General Products Transmission & 5% Infrastructure 8% Valve, Automation, 33% Gas Utilities Measurement & 37% TTM 1Q23 Instrumentation 34% REVENUE BY Gas Products TTM 1Q23 END-MARKET REVENUE BY SECTOR International 23% PRODUCT LINE 11% Canada 5% 30% 30% TTM 1Q23 Downstream, Industrial & REVENUE BY Carbon Steel Energy Transition Pipe, Fittings & Flanges GEOGRAPHY United States 84%

1Q23 Investor Presentation 7 Gas Utilities End-Market Sector Largest Sector, Independent of Commodity Prices Growth Drivers • Multi-year growth expectations from: • Continual safety and integrity projects and meter modernization • Emissions reduction programs replacing valves • New installations with a strong presence in high growth regions of the U.S. • CAGR ~11% (2018 – 2022) • Future customer budgets expected to grow 5-7% per annum • Two methods of future growth: Market penetration with new customers and increased spending with existing customers from additional product offerings and expanded geographies $1,263 $844 37% of TTM 1Q23 Revenue 2018 2019 2020 2021 2022 $ millions

1Q23 Investor Presentation 8 Downstream, Industrial & Energy Transition (DIET) End-Market Sector Energy Transition and Process Industry Investments Growth Drivers • Global energy transition projects as carbon reduction targets are prioritized and government stimulus is deployed, including: • Refinery conversions to biofuel feedstocks• Hydroelectric power generation • Hydrogen processing • Offshore wind power generation • Carbon capture and storage• Geothermal power generation • Petrochemical investments led by secular demand for plastics and other chemicals • Expanded project management expertise supporting market penetration in energy transition and chemicals for both brownfield and greenfield projects • Expansion of liquefied natural gas (LNG) facilities in the U.S. and regasification terminals in Europe • Increased turnaround and maintenance activity in chemicals and refining 12% Industrial & Energy Transition 30% of 9% Chemicals TTM 1Q23 9% Refining Revenue

1Q23 Investor Presentation 9 Production, Transmission & Infrastructure (PTI) End-Market Sector Traditional Energy Infrastructure Growth Drivers • Tightening global supply and demand driving increased well completion activity, production and gathering and processing facilities • Need for energy security driving: • Increasing demand for LNG exports from the U.S. to Europe • Increasing European oil and gas production in the North Sea • Activity in the U.S. shifting from private operators to IOCs and large independents • Market penetration from enhanced product mix tailored to smaller producers • Pipeline infrastructure capacity tightening leading to need for transmission expansion projects 33% of TTM 1Q23 Revenue

1Q23 Investor Presentation 10 Rapidly Improving Top-Line and Bottom-Line Performance Double-Digit Revenue Growth, Structurally More Efficient with High Operating Leverage ($ millions) Annual Adjusted EBITDA Growth Annual Sales Growth $261 $3,363 $146 $2,666 $2,560 $97 2020 2021 2022 2023E 5.2% 7.7% Annual Adjusted EBITDA % Margin 8%+ 7.8% 5.5% 3.8% 2020 2021 2022 2023E 2020 2021 2022 2023E Note: See reconciliation of non-GAAP measures to GAAP measures in the appendix. Reconciling the adjusted EBITDA and EBITDA % margin 2023 targets to annual 2023 outlook regarding the company’s net income is not reasonably possible as the impact from inflation or deflation on indices used to calculate LIFO is not possible to reasonably predict.

1Q23 Investor Presentation 11 Rapidly Rising Returns – Creating More Value for Shareholders Return on Invested Capital, net of LIFO 11.5% • ROIC is a key metric for capital stewardship and shareholder value creation • Improvement in ROIC is enabled by increased profitability and enhanced efficiency of inventory and financial working capital 4.9% • Significant progress in 2022, with continued improvement expected in 2023 2021 TTM 1Q23 1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

1Q23 Investor Presentation 12 Solid Balance Sheet with Flexibility for Future Growth ($ millions) 2 Debt Profile Leverage Ratio Liquidity (as of March 31, 2023) 1.6x Cash & Cash Equivalents $ 39 1Q23 1.2x Debt (including current portion): Cash & Cash Equivalents $ 39 Availability - Global ABL 601 Facility Term Loan B due Sept 2024 $ 295 (net of discount & deferred financing costs) $ 640 Global ABL Facility 95 due Sept 2026 • $95 million increase in liquidity Total Debt $ 390 from 1Q22 1Q22 1Q23 1 Net Debt 1Q 23 $ 351M 1. Net debt is total debt less cash. See reconciliation in appendix. 2. Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA.

1Q23 Investor Presentation 13 Annual Financial Outlook 2023 Guidance – 1Q23 Update Revenue Profitability & Cash Flow Drivers • 2023 annual – increase by double-digit percentage vs. 2022• Adjusted Gross Profit – full year average of 21% • Adjusted EBITDA – 8% or higher By sector • Gas Utilities – increase by upper single-digit percentage vs. 2022• SG&A – mid-13% range • DIET– increase by low double-digit percentage vs. 2022• Tax rate – 26 - 28% annual • PTI – increase by mid teens percentage vs. 2022 By segment Cash Flow • U.S. – increase by low double-digit percentage vs. 2022• Capital expenditures – $10 - 15M • Canada – increase by low double-digit percentage vs. 2022• Cash flow from operations – $120M or better • International – increase by low double-digit percentage vs. 2022 Sequential • 2Q23 – up low single-digit percentage versus 1Q23 Note: See our Current Report on Form 8-K dated May 8, 2023, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2023 Outlook.

1Q23 Investor Presentation

MRC Global 14

Sustainability Built into Organizational Values and Product Offerings

Environmental

- **Pollution control** products support customers' emission reduction targets
- Scope 1 & 2 emissions – 2022 marks 1st year with a full GHG baseline calculated pursuant to the GHG protocol
- Scope 2 emissions – **27%** energy used was from renewable sources in 2022
- All steel pipe, valves and flanges from **recycled steel** to varying degrees

ESG Developments

- Our **6th ESG report** will publish June 2023
- Established **SVP-Sustainability** position in 2022 to lead ESG strategy and execution


Sustainability
Supply chain management
Community involvement & human rights
Health, Safety and Employee Engagement
Corporate governance
Environmental performance
Managing the risks of climate change

Diversity & Inclusion

- **75%** of Board leadership positions from Diversity Groups
- **44%** of Board of Directors from Diversity Groups
- **24%** Global management, director & above positions are female
- **23%** U.S. management & above positions are racially or ethnically diverse

Social Responsibility

- Added a dedicated **Supplier Diversity Program Manager**
- Successful 2022 pilot of **biodegradable shrink wrap** for U.S. operations with full roll-out in Q1 2023; removal of traditional plastic shrink wrap for U.S.
- Recordable injuries **down 29%** since 2021
- **Safety stats better than peer group averages** from U.S. Bureau of Labor Statistics (BLS) and the National Association of Wholesaler-Distributors (NAW)

Governance

- 2022 disclosed alignment with Task Force on Climate-related Financial Disclosures (TCFD)
- **Executive compensation tied to safety metric**
- Board oversight of ESG

ESG ACCOLADES

TOP 6%

S&P's 2022 ESG Assessment: Top 6th percentile of companies in the Trading Companies & Distributors sector, placing 11/185

Ecovadis 2022 Assessment: Scored a 57, placing 70th percentile & awarded a Bronze Ecovadis Medal – 6-time winner

Newsweek named MRC Global one of America's Most Responsible Companies for 2022

Note: Certain data based on 2022 ESG report for 2021 results where 2022 information is not yet available

15 MRC Global A Compelling Investment Opportunity Leading global distributor of industrial products, services and supply solutions Diversified portfolio with long-term growth drivers in all end-market sectors Rapidly improving financial performance and returns on invested capital Solid balance sheet with flexibility for future growth Sustainability principles embedded in organizational values and product offerings

16 APPENDIX

17 APPENDIX ($ millions, except per share data) Quarterly Financial Performance - GAAP SALES GROSS PROFIT & % MARGIN $179 $885 $869 $158 $742 $136 18.3% 18.2% 20.2% 1Q22 4Q22 1Q23 1Q22 4Q22 1Q23 NET INCOME & % MARGIN DILUTED EPS $0.33 $34 $21 $0.18 $16 $0.12 2.2% 2.4% 3.8% 1Q22 4Q22 1Q23 1Q22 4Q22 1Q23

18 ($ millions, except per share data) Quarterly Financial Performance - Adjusted 1 ADJUSTED GROSS PROFIT & % MARGIN $188 $184 $152 20.5% 21.2% 21.2% 1Q22 4Q22 1Q23 1 1 ADJUSTED EBITDA & % MARGIN ADJUSTED DILUTED EPS $0.32 $0.32 $69 $66 $48 $0.17 6.5% 7.6% 7.8% 1Q22 4Q22 1Q23 1Q22 4Q22 1Q23 1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

1Q23 Investor Presentation 19 APPENDIX ($ millions, except per share data) Annual Financial Performance 1 SALES ADJUSTED GROSS PROFIT & % MARGIN $1,120 $1,058 $5,933 $1,009 $5,571 $5,231 $814 $819 $4,529 $719 $715 $4,172 $683 $3,646 $3,662 $3,363 $568 $537 $3,041 $504 $2,666 $2,560 19.0% 19.3% 18.9% 18.0% 18.7% 18.7% 19.6% 19.6% 19.7% 20.1% 21.3% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Y-o-Y Growth (5%) 11% (27%) (30%) 20% 20% (12%) (30%) 7% 33% Y-o-Y Growth (6%) 13% ( 2 4%) (33%) 20% 14% (12%) (30%) 4% 26% 1 1 ADJUSTED EBITDA & % MARGIN ADJUSTED DILUTED EPS $1.87 $1.65 $463 $1.46 $424 $1.19 $1.10 $386 $0.42 $0.36 $280 $261 $0.27 $0.22 $235 $201 $179 $146 $(0.24) $97 $75 $(0.67) 8.3% 7.4% 7.1% 5.2% 2.5% 4.9% 6.7% 5.5% 3.8% 5.5% 7.8% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Y-o-Y Growth (17%) 10% (45%) (68%) 139% 56% (28%) (52%) 51% 79% Y-o-Y Growth (22%) 13% (75%) NM NM NM (67%) NM NM NM 1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

1Q23 Investor Presentation 20 APPENDIX ($ millions) Balance Sheet TOTAL DEBT CAPITAL STRUCTURE $1,447 March 31, 2023 $1,245 Cash and Cash Equivalents $39 $978 Total Debt (including current portion): Term Loan B due 2024 $684 $ 295 $551 (net of discount & deferred financing costs) $519 $526 $414 $383 $340 $297 Global ABL Facility due 2026 95 Total Debt $ 390 Preferred stock 355 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Common stockholders’ equity 412 1 Net Leverage : Total Capitalization $ 1,157 2.6x 2.5x 3.4x 1.9x 4.0x 2.7x 2.3x 2.6x 2.7x 1.7x 1.2x Liquidity $ 640 2 CASH FLOW FROM OPERATIONS NET WORKING CAPITAL AS % OF SALES $690 24.9% 20.9% 20.4% 20.2% 19.7% 18.9% 19.4% 19.1% 17.5% 16.2% 15.6% $324 $261 $253 $242 $240 $56 $(11) $(48) $(20) $(106) 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1. Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash. 2. Working capital defined as current assets (excluding cash) – current liabilities. Sales are on trailing twelve months basis.

1Q23 Investor Presentation 21 APPENDIX Adjusted Gross Profit Reconciliation – Annual Periods YEAR ENDED DECEMBER 31 ($ millions) 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 % of % of % of % of % of % of % of % of % of % of % of Amount Amount Amount Amount Amount Amount Amount Amount Amount Amount Amount Sales Sales Sales Sales Sales Sales Sales Sales Sales Sales Sales Sales $ 3,363 $2,666 $2,560 $3,662 $4,172 $3,646 $3,041 $4,529 $5,933 $5,231 $5,571 Gross profit 610 18.1% $ 417 15.6% $ 431 16.8% $ 653 17.8% $ 689 16.5% $ 582 16.0% $ 468 15.4% $ 786 17.4% $ 1,018 17.2% $ 955 18.3% $ 1,014 18.2% Depreciation and 18 19 20 21 23 22 22 21 22 22 19 amortization Amortization of 21 24 26 42 45 45 47 60 68 52 49 intangibles Increase (decrease) 66 77 (19) (2) 62 28 (14) (53) 12 (20) (24) in LIFO reserve Inventory charges - - 46 5 - 6 45 - - - - and other Adjusted Gross $ 715 21.3% $ 537 20.1% $ 504 19.7% $ 719 19.6% $ 819 19.6% $ 683 18.7% $ 568 18.7% $ 814 18.0% $ 1,120 18.9% $ 1,009 19.3% $ 1,058 19.0% Profit Note: Adjusted Gross Profit is a non-GAAP measure. For a discussion of the use of Adjusted Gross Profit, see our Current Report on Form 8-K dated February 13, 2023.

1Q23 Investor Presentation
APPENDIX
MRC Global
22

Adjusted EBITDA Reconciliation – Annual Periods

($ millions)	YEAR ENDED DECEMBER 31											
	2022		2021		2020		2019		2018		2017	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	**$ 3,363**		**$ 2,666**		**$2,560**		**$3,662**		**$4,172**		**$3,646**	
Net income (loss)	**$ 75**	**2.4%**	**$ (14)**	**(0.5)%**	**$ (274)**	**(10.7%)**	**$ 39**	**1.1%**	**$ 74**	**1.8%**	**$ 50**	**1.4%**
Income tax expense (benefit)	35		-		(9)		27		21		(43)	
Interest expense	24		23		28		40		38		31	
Depreciation and amortization	18		19		20		21		23		22	
Amortization of intangibles	21		24		26		42		45		45	
Increase (decrease) in LIFO reserve	66		77		(19)		(2)		62		28	
Equity-based compensation expense	13		12		12		16		14		16	
Foreign currency losses (gains)	8		2		2		(1)		(1)		(2)	
Employee separation	-		1		-		-		--			
Inventory-related charges	-		-		46		5		-		6	
Facility closures	-		1		17		-		-		-	
Goodwill & intangible asset impairment	-		-		242		-		-		-	
Severance & restructuring charges	1		1		14		9		4		14	
Gain on sale of leaseback	-		-		(5)		-		-		-	
Recovery of supplier bad debt & Supplier bad debt	-		-		(2)		5		-		-	
Gain on early extinguishment of debt	-		-		(1)		-		-		-	
Write off of debt issuance costs	-		-		-		-		1		8	
Litigation matter	-		-		-		-		-		3	
Change in fair value of derivative instruments	-		-		-		-		(1)		1	
Adjusted EBITDA	**$ 261**	**7.8%**	**$ 146**	**5.5%**	**$ 97**	**3.8%**	**$ 201**	**5.5%**	**$ 280**	**6.7%**	**$ 179**	**4.9%**

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated February 13, 2023.

1Q23 Investor Presentation
APPENDIX
MRC Global
23

Adjusted EBITDA Reconciliation – Annual Periods

($ millions)	YEAR ENDED DECEMBER 31									
	2016		2015		2014		2013		2012	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	**$3,041**		**$4,529**		**$5,933**		**$5,231**		**$5,571**	
Net (loss) income	**$ (83)**	**(2.7%)**	**$ (331)**	**(7.3%)**	**$ 144**	**2.4%**	**$ 152**	**2.9%**	**$ 118**	**2.1%**
Income tax (benefit) expense	(8)		(11)		82		85		64	
Interest expense	35		48		62		61		113	
Depreciation and amortization	22		21		22		22		19	
Amortization of intangibles	47		60		68		52		49	
(Decrease) increase in LIFO reserve	(14)		(53)		12		(20)		(24)	
Equity-based compensation expense	12		10		9		15		8	
Foreign currency losses (gains)	4		3		3		13		(1)	
Goodwill & intangible asset impairment	-		462		-		-		-	
Inventory-related charges	40		-		-		-		-	
Severance & restructuring charges	20		14		8		1		-	
Loss on early extinguishment of debt	-		-		-		-		114	
Write off of debt issuance costs	1		3		-		-		-	
Litigation matter	-		3		-		-		-	
Change in fair value of derivative instruments	(1)		1		1		(5)		(2)	
Loss on disposition of non-core product line	-		5		10		-		-	
Insurance charge	-		-		-		2		-	
Cancellation of executive employment agreement (cash portion)	-		-		3		-		-	
Expenses associated with refinancing	-		-		-		5		2	
Pension settlement	-		-		-		-		4	
Other expense (income)	-		-		-		3		(1)	
Adjusted EBITDA	**$ 75**	**2.5%**	**$ 235**	**5.2%**	**$ 424**	**7.1%**	**$ 386**	**7.4%**	**$ 463**	**8.3%**

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated February 13, 2023.

1Q23 Investor Presentation
APPENDIX
MRC Global 24

Adjusted Net Income (Loss) Reconciliation – Annual Periods

YEAR ENDED DECEMBER 31

($ millions)	2022		2021		2020		2019		2018		2017	
	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share
Net income (loss) attributable to common stockholders	**$ 51**	**$ 0.60**	**$ (38)**	**$ (0.46)**	**$ (298)**	**$ (3.63)**	**$ 15**	**$ 0.18**	**$ 50**	**$ 0.54**	**$ 26**	**$ 0.27**
Goodwill and intangible asset impairment, net of tax	-	-	-	-	234	2.85	-	-	-	-	-	-
Inventory-related charges, net of tax	-	-	-	-	38	0.46	5	0.06	-	-	6	0.06
Severance and restructuring, net of tax	-	-	1	0.01	12	0.15	7	0.08	3	0.03	14	0.15
Recovery of supplier bad debt and supplier bad debt, net of tax	-	-	-	-	(2)	(0.02)	5	0.06	-	-	-	-
Increase (decrease) in LIFO reserve, net of tax	50	0.59	58	0.71	(15)	(0.18)	(2)	(0.02)	48	0.52	18	0.19
Facility closures, net of tax	-	-	1	0.01	15	0.18	-	-	-	-	-	-
Gain on sale leaseback	-	-	-	-	(4)	(0.05)	-	-	-	-	-	-
Litigation matter, net of tax	-	-	-	-	-	-	-	-	-	-	2	0.02
Write-off of debt issuance costs, net of tax	-	-	-	-	-	-	-	-	1	0.01	5	0.05
Income tax adjustment	-	-	-	-	-	-	-	-	-	-	(50)	(0.52)
Adjusted net income (loss) attributable to common stockholders	**$ 101**	**$ 1.19**	**$ 22**	**$ 0.27**	**$ (20)**	**$ (0.24)**	**$ 30**	**$ 0.36**	**$ 102**	**$ 1.10**	**$ 21**	**$ 0.22**

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated February 13, 2023.

1Q23 Investor Presentation
APPENDIX
MRC Global 25

Adjusted Net Income (Loss) Reconciliation – Annual Periods

($ millions)	YEAR ENDED DECEMBER 31									
	2016		2015		2014		2013		2012	
	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share
Net (loss) income attributable to common stockholders	**$ (107)**	**$ (1.10)**	**$ (344)**	**$ (3.38)**	**$ 144**	**$ 1.40**	**$ 152**	**$ 1.48**	**$ 118**	**$ 1.22**
Goodwill and intangible asset impairment, net of tax	-	-	402	3.94	-	-	-	-	-	-
Inventory-related charges, net of tax	33	0.34	-	-	-	-	-	-	-	-
Severance and restructuring, net of tax	17	0.17	11	0.11	6	0.06	-	-	-	-
(Decrease) increase in LIFO reserve, net of tax	(9)	(0.09)	(33)	(0.32)	8	0.08	(13)	(0.13)	(15)	(0.15)
Loss on early extinguishment of debt, net of tax	-	-	-	-	-	-	-	-	74	0.76
Litigation matter, net of tax	-	-	2	0.02	-	-	-	-	-	-
Write-off of debt issuance costs, net of tax	1	0.01	2	0.02	-	-	-	-	1	0.01
Executive separation expense, net of tax	-	-	-	-	-	-	1	0.01	-	-
Loss on disposition of non-core product lines, net of tax	-	-	3	0.03	8	0.08	-	-	-	-
Insurance charge, net of tax	-	-	-	-	-	-	1	0.01	-	-
Expenses associated with refinancing, net of tax	-	-	-	-	-	-	3	0.03	-	-
Equity-based compensation acceleration, net of tax	-	-	-	-	-	-	3	0.03	-	-
Income tax adjustment	-	-	-	-	-	-	3	0.03	-	-
Cancellation of executive employment agreement, net of tax	-	-	-	-	3	0.03	-	-	-	-
Pension settlement, net of tax	-	-	-	-	-	-	-	-	3	0.03
Adjusted net (loss) income attributable to common stockholders	$ (65)	$ (0.67)	$ 43	$ 0.42	$ 169	$ 1.65	$ 150	$ 1.46	$ 181	$ 1.87

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated February 13, 2023.

1Q23 Investor Presentation 26 APPENDIX Net Debt & Leverage Ratio Calculation – Annual Periods December 31, ($ millions) 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 Long-term debt, net $ 337 $ 295 $ 379 $ 547 $ 680 $ 522 $ 406 $ 511 $ 1,439 $ 970 $ 1,238 Plus: current portion of long-term debt 3 2 4 4 4 4 8 8 8 8 7 Long-term debt $ 340 297 $ 383 $ 551 $ 684 $ 526 $ 414 $ 519 $ 1,447 $ 978 $ 1,245 Less: cash 32 48 119 32 43 48 109 69 25 25 37 Net debt $ 308 $ 249 $ 264 $ 519 $ 641 $ 478 $ 305 $ 450 $ 1,422 $ 953 $ 1,208 Net debt $ 308 $ 249 $ 264 $ 519 $ 641 $ 478 $ 305 $ 450 $ 1,422 $ 953 $ 1,208 Trailing twelve months adjusted EBITDA 261 146 97 201 280 179 75 235 424 386 463 Leverage ratio 1.2 1.7 2.7 2.6 2.3 2.7 4.0 1.9 3.4 2.5 2.6 Note: Net debt and leverage ratio may be non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated February 13, 2023.

27 APPENDIX Adjusted Gross Profit Reconciliation - Quarters THREE MONTHS ENDED ($ millions) March 31, 2023 December 31, 2022 March 31, 2022 Amount % of Sales Amount % of Sales Amount % of Sales Sales $ 885 $ 869 $ 742 Gross profit 179 20.2% 158 18.2% $ 136 18.3% Depreciation and amortization 5 4 5 Amortization of intangibles 5 6 5 (Decrease) Increase in LIFO reserve (1) 16 6 Adjusted Gross Profit $ 188 21.2% $ 184 21.2% $ 152 20.5% Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of Adjusted Gross Profit, see our Current Report on Form 8-K dated May 8, 2023.

28 APPENDIX Adjusted EBITDA Reconciliation - Quarters THREE MONTHS ENDED ($ millions) March 31, 2023 December 31, 2022 March 31, 2022 % of % of % of Amount Amount Amount Sales Sales Sales Sales $ 885 $ 869 $ 742 Net income $ 34 3.8% $ 21 2.4% $ 16 2.2% Income tax expense 13 12 7 Interest expense 7 7 6 Depreciation and amortization 5 4 5 Amortization of intangibles 5 6 5 (Decrease) Increase in LIFO reserve (1) 16 6 Equity-based compensation expense 3 4 3 Foreign currency losses (gains) 3 (5) - Severance & Restructuring - 1 - Adjusted EBITDA $ 69 7.8% $ 66 7.6% $ 48 6.5% Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated May 8, 2023.

29 APPENDIX Adjusted Net Income Attributable to Common Stockholders Reconciliation - Quarters THREE MONTHS ENDED March 31, 2023 December 31, 2022 March 31, 2022 ($ millions) Amount Per Share Amount Per Share Amount Per Share Net income attributable to common stockholders $ 28 $ 0.33 $ 15 $ 0.18 $ 10 $ 0.12 (Decrease) increase in LIFO reserve, net of tax (1) (0.01) 12 0.14 - - Severance and restructuring, net of tax - - - - 5 0.05 Adjusted net income attributable to common $ 27 $ 0.32 $ 27 $ 0.32 $ 15 $ 0.17 stockholders Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated May 8, 2023.

1Q23 Investor Presentation 30 APPENDIX Net Debt & Leverage Ratio Calculation - Quarters ($ millions) March 31, 2023 March 31, 2022 Long-term debt, net $ 387 $ 300 Plus: current portion of long-term debt 3 3 Long-term debt $ 390 $ 303 Less: cash 39 31 Net debt $ 351 $ 272 Net debt $ 351 $ 272 Trailing twelve months adjusted EBITDA 282 170 Leverage ratio 1.2 1.6 Note: Net debt and leverage ratio may be non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated May 8, 2023.

1Q23 Investor Presentation 31 APPENDI APPENDIX Return on Invested Capital (ROIC), Adjusted for LIFO ($ millions) TTM 1Q 2023 2021 Net Income (loss) $ 93 $ (14) Interest expense, net of tax 19 17 Net Operating Profit After Tax (NOPAT) $ 112 $ 3 LIFO expense, net of tax 44 58 NOPAT, net of LIFO $ 156 $ 61 Long-term debt $ 390 $ 297 Shareholders’ equity 412 323 Preferred stock 355 355 Operating lease liabilities (short and long-term) 223 210 Invested Capital $ 1,380 $ 1,185 Average Invested Capital $ 1,298 $ 1,249 Average Invested Capital, net of LIFO $ 1,350 $ 1,270 ROIC, including LIFO 8.6% 0.2% ROIC, Adjusted for LIFO 11.5% 4.9% Note: ROIC, including LIFO, was calculated from GAAP measures by dividing Invested Capital by NOPAT. ROIC, Adjusted for LIFO, was calculated from non-GAAP adjusted measures by dividing Invested Capital, net of LIFO, by NOPAT, net of LIFO. Utilizing ROIC calculated using the non-GAAP measures is not better than ROIC calculated using the GAAP measures. However, the company presents ROIC, Adjusted for LIFO, because the company believes it provides useful comparisons of the company’s ROIC to other distribution companies, including those companies with whom we compete in the distribution of pipe, valves and fittings, many of which do not utilize LIFO inventory costing methodology. The impact of the LIFO inventory costing methodology can cause results to vary substantially from company to company depending upon whether they elect to utilize LIFO and depending upon which method they may elect. The company believes that NOPAT and Invested Capital are the financial measures calculated and presented in accordance with U.S. GAAP that is most directly compared to NOPAT, net of LIFO, and Invested Capital, Net of LIFO, used in the calculation of ROIC, Adjusted for LIFO.